Exhibit 24


                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas C. Yearley, Thomas M. St. Clair and Robert C. Swan and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

        Annual Report For the Year Ended December 31, 1995 of Phelps Dodge Corporation on Form 10-K

               (1) to sign the Annual Report for the fiscal year ended December 31, 1995 of Phelps Dodge Corporation on Form 10-K ("1995 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 1995 Form 10-K;

               (2) to file such 1995 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

               (3) to take such other action as may be deemed necessary or appropriate in connection with such 1995 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of January, 1996.


                                                 Edward L. Addison
                                                 ------------------------------
                                                 Edward L. Addison

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas C. Yearley, Thomas M. St. Clair and Robert C. Swan and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 1995 of Phelps Dodge Corporation on Form 10-K

               (1) to sign the Annual Report for the fiscal year ended December 31, 1995 of Phelps Dodge Corporation on Form 10-K ("1995 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 1995 Form 10-K;

               (2) to file such 1995 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

               (3) to take such other action as may be deemed necessary or appropriate in connection with such 1995 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of January, 1996.


                                                   Robert N. Burt
                                                   ----------------------------
                                                   Robert N. Burt

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas C. Yearley, Thomas M. St. Clair and Robert C. Swan and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 1995 of Phelps Dodge Corporation on Form 10-K

               (1) to sign the Annual Report for the fiscal year ended December 31, 1995 of Phelps Dodge Corporation on Form 10-K ("1995 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 1995 Form 10-K;

               (2) to file such 1995 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

               (3) to take such other action as may be deemed necessary or appropriate in connection with such 1995 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of January, 1996.


                                                  Paul W. Douglas
                                                  -----------------------------
                                                  Paul W. Douglas

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas C. Yearley, Thomas M. St. Clair and Robert C. Swan and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 1995 of Phelps Dodge Corporation on Form 10-K

               (1) to sign the Annual Report for the fiscal year ended December 31, 1995 of Phelps Dodge Corporation on Form 10-K ("1995 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 1995 Form 10-K;

               (2) to file such 1995 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

               (3) to take such other action as may be deemed necessary or appropriate in connection with such 1995 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 29th day of January, 1996.


                                                 William A. Franke
                                                 ------------------------------
                                                 William A. Franke

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas C. Yearley, Thomas M. St. Clair and Robert C. Swan and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 1995 of Phelps Dodge Corporation on Form 10-K

               (1) to sign the Annual Report for the fiscal year ended December 31, 1995 of Phelps Dodge Corporation on Form 10-K ("1995 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 1995 Form 10-K;

               (2) to file such 1995 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

               (3) to take such other action as may be deemed necessary or appropriate in connection with such 1995 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of January, 1996.


                                                 Paul Hazen
                                                 ------------------------------
                                                 Paul Hazen

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas C. Yearley, Thomas M. St. Clair and Robert C. Swan and each of them her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 1995 of Phelps Dodge Corporation on Form 10-K

               (1) to sign the Annual Report for the fiscal year ended December 31, 1995 of Phelps Dodge Corporation on Form 10-K ("1995 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 1995 Form 10-K;

               (2) to file such 1995 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

               (3) to take such other action as may be deemed necessary or appropriate in connection with such 1995 Form 10-K;

as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of January, 1996.


                                                 Marie L. Knowles
                                                 ------------------------------
                                                 Marie L. Knowles

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas C. Yearley, Thomas M. St. Clair and Robert C. Swan and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 1995 of Phelps Dodge Corporation on Form 10-K

               (1) to sign the Annual Report for the fiscal year ended December 31, 1995 of Phelps Dodge Corporation on Form 10-K ("1995 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 1995 Form 10-K;

               (2) to file such 1995 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

               (3) to take such other action as may be deemed necessary or appropriate in connection with such 1995 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of January, 1996.


                                                 Robert D. Krebs
                                                 ------------------------------
                                                 Robert D. Krebs

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas C. Yearley, Thomas M. St. Clair and Robert C. Swan and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 1995 of Phelps Dodge Corporation on Form 10-K

               (1) to sign the Annual Report for the fiscal year ended December 31, 1995 of Phelps Dodge Corporation on Form 10-K ("1995 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 1995 Form 10-K;

               (2) to file such 1995 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

               (3) to take such other action as may be deemed necessary or appropriate in connection with such 1995 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of January, 1996.


                                                 Southwood J. Morcott
                                                 ------------------------------
                                                 Southwood J. Morcott

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas C. Yearley, Thomas M. St. Clair and Robert C. Swan and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 1995 of Phelps Dodge Corporation on Form 10-K

               (1) to sign the Annual Report for the fiscal year ended December 31, 1995 of Phelps Dodge Corporation on Form 10-K ("1995 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 1995 Form 10-K;

               (2) to file such 1995 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

               (3) to take such other action as may be deemed necessary or appropriate in connection with such 1995 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of January, 1996.


                                                 Gordon R. Parker
                                                 ------------------------------
                                                 Gordon R. Parker

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas C. Yearley, Thomas M. St. Clair and Robert C. Swan and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 1995 of Phelps Dodge Corporation on Form 10-K

               (1) to sign the Annual Report for the fiscal year ended December 31, 1995 of Phelps Dodge Corporation on Form 10-K ("1995 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 1995 Form 10-K;

               (2) to file such 1995 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

               (3) to take such other action as may be deemed necessary or appropriate in connection with such 1995 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of January, 1996.


                                                 J. Steven Whisler
                                                 ------------------------------
                                                 J. Steven Whisler

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Thomas M. St. Clair and Robert C. Swan and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 1995 of Phelps Dodge Corporation on Form 10-K

               (1) to sign the Annual Report for the fiscal year ended December 31, 1995 of Phelps Dodge Corporation on Form 10-K ("1995 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 1995 Form 10-K;

               (2) to file such 1995 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

               (3) to take such other action as may be deemed necessary or appropriate in connection with such 1995 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of January, 1996.


                                                 Douglas C. Yearley
                                                 ------------------------------
                                                 Douglas C. Yearley